UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  May 10, 2005
                -------------------------------------------------
                Date of Report (Date of earliest event reported)


                       INTERCELL INTERNATIONAL CORPORATION
              -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


Nevada                          0-14306                              84-0928627
------                          -------                              ----------
(State or other jurisdiction    (Commission File Number)           (IRS Employer
of incorporation)                                         Identification Number)


                           370 17th Street, Suite 3640
                             Denver, Colorado 80202
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (303) 592-1010
             ------------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

        None

Item 1.02 Termination of a Material Definitive Agreement

        None

Item 1.03 Bankruptcy or Receivership

        None


                       Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

        None

Item 2.02 Results of Operations and Financial Condition

        None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

        None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

        None

Item 2.05 Costs Associated with Exit or Disposal Activities

        None

Item 2.06 Material Impairments

        None


                     Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

        None

Item 3.02 Unregistered Sales of Equity Securities

        None

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

Item 3.03 Material Modification to Rights of Security Holders

        None

       Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

Change In Certifying Accountant

On May 10, 2005, the Board of Directors of Intercell International Corporation (the Registrant), authorized the dismissal of GHP Horwath, P.C. (GHP) as the Registrant's independent registered public accounting firm.

GHP's reports on the Registrant's consolidated financial statements as of September 30, 2004 and for each of the years in the two-year period ended September 30, 2004, contained no adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph regarding the Registrant's "ability to continue as a going concern." The Registrant had no disagreements with GHP in connection with its audits for the two most recent fiscal years, and for interim periods subsequent to September 30, 2004, through the date of dismissal on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GHP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

The Registrant has made the contents of this Form 8-K filing available to GHP and requested it to furnish a letter to the Securities and Exchange Commission as to whether GHP agrees or disagrees with, or wishes to clarify Registrant's expression of their views. A copy of GHP's letter to the SEC is included as an exhibit to this filing.

                 Section 5 - Corporate Governance and Mangement

Item 5.01 Changes in Control of Registrant

        None

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        None

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

        None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

        None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provi-sion of the Code of Ethics.

        None

                             Section 6 - [Reserved]


                           Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

        None


                            Section 8 - Other Events

Item 8.01 Other Events

        None

                  Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

                        (c) Exhibits: The following exhibits to the Registration Statement are hereby filed as part of this report on Form 8-K. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-B.


     Exhibit No.        Description
         16*            Letter on Change in Certifying Accountant
----------------
*Filed herewith.






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




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 12, 2005                         INTERCELL INTERNATIONAL CORPORATION




                                            /s/ Kristi J. Kampmann
                                            ------------------------------------
                                            Kristi J. Kampmann
                                            Chief Financial Officer







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